Rule 497(e)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

FIRST TRUST S-NETWORK FUTURE VEHICLES & TECHNOLOGY ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S STATEMENT OF ADDITIONAL INFORMATION

Dated January 27, 2022

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the table following the third full paragraph on page 18 of the Statement of Additional Information should be replaced in its entirety with the following:

Name of Trustee	Total Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$1,553	$509,393
Thomas R. Kadlec	$1,553	$509,393
Denise M. Keefe (3)	$0	$125,813
Robert F. Keith	$1,548	$499,393
Niel B. Nielson	$1,557	$519,393

(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal year ended September 30, 2021 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2021 for services to the 219 portfolios existing in 2021, which consisted of 8 open-end mutual funds, 16 closed-end funds and 195 exchange-traded funds.
(3)	Ms. Keefe was appointed to the Board of Trustees of the First Trust Funds effective November 1, 2021.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE